SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of Earliest Event Reported): August 2, 2000


                         VARI-L COMPANY, INC.
        (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                          4895 Peoria Street
                        Denver, Colorado 80239
               (Address of Principal Executive Offices)




                            (303) 371-1560
                    (Registrant's Telephone Number,
                         including Area Code)



ITEM 5.  OTHER EVENT

     On August 2, 2000, Vari-L Company, Inc.(the "Registrant") entered into an engagement letter with BBK, Ltd., a management consulting firm in Southfield, Michigan. That engagement letter is attached as
Exhibit 10.1 to this report and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

 (a)  None

 (b)  None

 (c)  Exhibits.

     10.1   Engagement Letter with BBK, Ltd. dated August 2, 2000



Date:  September 1, 2000           VARI-L COMPANY, INC.



                                   By:/s/Joseph H. Kiser
                                      Joseph H. Kiser
                                      Chairman of the Board